UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

Palmetto Bancshares, Inc. (Exact name of registrant as specified in charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

301 Hillcrest Drive, Laurens, South Carolina		29360
Address of principal executive offices		Zip Code

(864) 984-4551
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 19, 2007, Palmetto Bancshares, Inc. issued a press release that disclosed the results of operations and financial condition of the Company for the three and twelve months ended December 31, 2006.

For more information regarding this matter, see the press release attached hereto as Exhibit 99.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

99   Press Release issued January 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
L. Leon Patterson
Chairman and Chief Executive Officer
Palmetto Bancshares, Inc.

/s/ Paul W. Stringer
 Paul W. Stringer
 President and Chief Operating Officer
 (Chief Accounting Officer)

Date: February 5, 2007